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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of earliest event reported: December 4, 2001

OPTIO SOFTWARE, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia (State or Other Jurisdiction of Incorporation)	333-89181 (Commission File Number)	58-1435435 (I.R.S. Employer Identification Number)

Windward Fairways II, 3015 Windward Plaza, Alpharetta, Georgia 30005
(Address, Including Zip Code, of Principal Executive Offices)

(770) 576-3500
(Registrant's Telephone Number, Including Area Code)

ITEM 2.  Acquisition or Disposition of Assets.

    On December 4, 2001, the Company sold all of the capital stock of Muscato Corporation, a Florida corporation ("Muscato"), to M2 Systems Corporation, a Florida corporation ("M2 Systems"), in exchange for (i) $250,000 cash, (ii) a note receivable in the principal amount of $3.25 million, and (iii) the retirement of the long-term notes payable in the aggregate amount of approximately $8.8 million of principal and interest related to the original purchase of Muscato. Muscato was a wholly owned subsidiary of the Company that provided business-to-business infrastructure software and related services.

    Simultaneously with the Muscato sale, the Company sold certain of its assets related to its application servicing business (the "Translink Assets") to M2 Systems, in exchange for a promissory note in the principal amount of $750,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.

    (b)  Pro Forma Financial Information.

    The following unaudited pro forma financial statements for the Company and its subsidiaries are included with this Report:

    Unaudited Pro Forma Consolidated Condensed Balance Sheet as of October 31, 2001.

    Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Nine Months Ended October 31, 2001.

    Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Year Ended January 31, 2001.

(c)	Exhibits.
2.1
Stock Purchase Agreement, dated as of December 4, 2001, by and between the Company and M2 Systems Corporation (Filed as Exhibit 10.1 to the Company's Form 10-Q dated October 31, 2001 and incorporated herein by reference).
2.2
Agreement for Purchase and Sale of Assets, dated as of December 4, 2001, by and between the Company and M2 Systems Corporation (Filed as Exhibit 10.2 to the Company's Form 10-Q dated October 31, 2001 and incorporated herein by reference).
	2.3	M2 Systems Corporation $3,250,000 Non-Negotiable Promissory Note (Filed as Exhibit 10.3 to the Company's Form 10-Q dated October 31, 2001 and incorporated herein by reference).
	2.4	M2 Systems Corporation $750,000 Non-Negotiable Promissory Note (Filed as Exhibit 10.4 to the Company's Form 10-Q dated October 31, 2001 and incorporated herein by reference).
	99	Press Release, dated December 4, 2001.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

    The following unaudited pro forma balance sheet reflects the disposition of all of the capital stock of Muscato and the Translink Assets as if both transactions had occurred on October 31, 2001. The accompanying unaudited pro forma statement of operations for the nine months ended October 31, 2001 and for the year ended January 31, 2001 reflects the disposition of all of the capital stock of Muscato and the Translink Assets as if both transactions had occurred on the first day of the applicable reporting period. The pro forma financial information does not purport to represent what the Company's consolidated results of operations would have been if the dispositions had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of the Company. The pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable under the circumstances.

Optio Software, Inc.
Unaudited Pro Forma Consolidated Condensed Balance Sheet

	Historical October 31, 2001	Pro Forma Adjustments For Sale	Other Pro Forma Adjustments		Pro Forma October 31, 2001
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$5,779,000	$245,000	$—		$6,024,000
Marketable securities	229,000	—	—		229,000
Accounts receivable, net	8,455,000	(1,399,000)	—		7,056,000
Prepaid expenses and other current assets	887,000	(36,000)	—		851,000

Total current assets	15,350,000	(1,190,000)	—		14,160,000
Property and equipment, net	2,389,000	(577,000)	—		1,812,000
Other assets:
Note receivable and advances to shareholders	126,000	4,000,000	—		4,126,000
Investment in ecIndX	2,009,000	—	—		2,009,000
Intangible assets, net	11,841,000	(11,842,000)	164,000	B	163,000
Other	143,000	—	—		143,000

Total assets	$31,858,000	$(9,609,000)	$164,000		$22,413,000

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,470,000	$(33,000)	$200,000	A	$1,637,000
Accrued expenses	3,114,000	(809,000)	570,000	A	2,875,000
Income taxes payable	20,000	—	—		20,000
Current portion of notes payable to related parties	53,000	—	—		53,000
Current portion of capital lease obligations	135,000	(98,000)	—		37,000
Line of credit	291,000	—	—		291,000
Deferred revenue	6,814,000	(496,000)	—		6,318,000

Total current liabilities	11,897,000	(1,436,000)	770,000		11,231,000
Notes payable to related parties, less current portion	7,836,000	(8,000,000)	164,000	B	—
Capital lease obligations, less current portion	474,000	(173,000)	—		301,000
Deferred revenue	120,000	—	—		120,000
Shareholders' equity:
Common Stock	50,067,000	—	—		50,067,000
Accumulated deficit	(38,137,000)	—	(770,000)		(38,907,000)
Accumulated other comprehensive loss	(382,000)	—	—		(382,000)
Unamortized stock compensation	(17,000)	—	—		(17,000)

Total shareholders' equity	11,531,000	—	(606,000)		10,761,000

Total liabilities and shareholders' equity	$31,858,000	$(9,609,000)	$164,000		$22,413,000

See accompanying notes.

Optio Software, Inc.
Unaudited Pro Forma Consolidated Condensed Statement of Operations
For the Nine Months Ended October 31, 2001

	Historical October 31, 2001	Pro Forma Adjustments for Sale	Other Pro Forma Adjustments		Pro Forma October 31, 2001
Revenue:
License fees	$10,419,000	$(576,000)	$—		$9,843,000
Services, maintenance, and other	17,252,000	(3,779,000)	—		13,473,000

	27,671,000	(4,355,000)	—		23,316,000
Costs of revenue:
License fees	351,000	(4,000)	—		347,000
Services, maintenance, and other	9,815,000	(2,199,000)	90,000	A	7,706,000

	10,166,000	(2,203,000)	90,000		8,053,000

	17,505,000	(2,152,000)	(90,000)		15,263,000
Operating expenses:
Sales and marketing	12,773,000	(130,000)	—		12,643,000
Research and development	4,511,000	(1,219,000)	70,000	A	3,362,000
General and administrative	6,437,000	(171,000)	610,000	A	6,876,000
Impairment of intangibles	10,899,000	—	5,481,000	C	16,380,000
Depreciation and amortization	6,561,000	(5,580,000)	—		981,000

	41,181,000	(7,100,000)	6,161,000		40,242,000

Loss from operations	(23,676,000)	4,948,000	6,251,000		(24,979,000)
Other income (expense):
Interest income	209,000	—	—		209,000
Interest expense	(486,000)	399,000	—		(87,000)
Other	16,000	—	—		16,000

	(261,000)	399,000	—		138,000
Loss before income taxes	(23,937,000)	5,347,000	(6,251,000)		(24,841,000)
Income tax expense	13,000	—	—		13,000

Net loss	$(23,950,000)	$5,347,000	$(6,251,000)		$(24,854,000)

Net loss per share—basic and diluted	$(1.30)				$(1.35)

Weighted average shares outstanding—basic and diluted	18,376,337				18,376,337

See accompanying notes.

Optio Software, Inc.
Unaudited Pro Forma Consolidated Condensed Statement of Operations
For the Year Ended January 31, 2001

	Historical January 31, 2001	Pro Forma Adjustments for Sale	Other Pro Forma Adjustments		Pro Forma January 31, 2001
Revenue:
License fees	$15,980,000	$(1,949,000)	$—		$14,031,000
Services, maintenance, and other	20,850,000	(4,568,000)	—		16,282,000

	36,830,000	(6,517,000)	—		30,313,000
Costs of revenue:
License fees	917,000	(26,000)	—		891,000
Services, maintenance, and other	14,209,000	(2,614,000)	90,000	D	11,685,000

	15,126,000	(2,640,000)	90,000		12,576,000

	21,704,000	(3,877,000)	(90,000)		17,737,000
Operating expenses:
Sales and marketing	17,611,000	(262,000)	—		17,349,000
Research and development	5,495,000	(1,214,000)	70,000	D	4,351,000
General and administrative	6,584,000	(485,000)	810,000	D	6,909,000
Impairment of intangibles	—	—	20,750,000	E	20,750,000
Depreciation and amortization	7,318,000	(6,205,000)	—		1,113,000

	37,008,000	(8,166,000)	21,630,000		50,472,000

Loss from operations	(15,304,000)	4,289,000	(21,720,000)		(32,735,000)
Other income (expense):
Interest income	973,000	—	—		973,000
Interest expense	(480,000)	450,000	—		(30,000)
Other	42,000	—	—		42,000

	535,000	450,000	—		985,000
Loss before income taxes	(14,769,000)	4,739,000	(21,720,000)		(31,750,000)
Income tax expense	339,000	—	—		339,000

Net loss	$(15,108,000)	$4,739,000	$(21,720,000)		$(32,089,000)

Net loss per share—basic and diluted	$(0.86)				$(1.84)

Weighted average shares outstanding—basic and diluted	17,474,852				17,474,852

See accompanying notes.

Optio Software, Inc.
Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

1.  Pro Forma Adjustments

    The pro forma adjustments to the unaudited consolidated condensed financial statements are as follows:

  A)
  To record estimated expenses related to the sale of $200,000 for legal and accounting fees, $165,000 for severance charges, and $405,000 for the abandonment of leased office space as though the sale had occurred on February 1, 2001.

  B)
  To adjust the notes payable balances to $8,000,000 in principal. The $8,000,000 notes payable had previously been reduced to $7,836,000 as the result of adjustments for the settlement of unrecorded liabilities deductible. Subsequent to October 31, 2001, and as part of the sale of Muscato, the settlement adjustments were forgiven and, as a result, the notes were recorded at the original balance of $8,000,000.

  C)
  To adjust the impairment of intangibles to reflect the loss on the disposal as though the sale had occurred on January 31, 2001, using the assets and liabilities as of that date to calculate the loss.

  D)
  To record estimated expenses related to the sale of $200,000 for legal and accounting fees, $165,000 for severance charges, and $605,000 for the abandonment of leased office space as though the sale had occurred on the first day of the applicable reporting period.

  E)
  To adjust the impairment of intangibles to reflect the loss on the disposal as though the sale had occurred on the first day of the applicable reporting period, using the assets and liabilities as of that date to calculate the loss.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPTIO SOFTWARE, INC.
	By:	/s/ WARREN NEUBURGER Warren Neuburger President and Chief Executive Officer
Dated: December 19, 2001

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  ITEM 2. Acquisition or Disposition of Assets.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
UNAUDITED PRO FORMA FINANCIAL INFORMATION
Optio Software, Inc. Unaudited Pro Forma Consolidated Condensed Balance Sheet
Optio Software, Inc. Unaudited Pro Forma Consolidated Condensed Statement of Operations For the Nine Months Ended October 31, 2001
Optio Software, Inc. Unaudited Pro Forma Consolidated Condensed Statement of Operations For the Year Ended January 31, 2001
Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements
SIGNATURES